Exhibit 99.1

CafePress Announces Retirement of Bob Marino as CEO;

Co-Founders Return as CEO and CMO;

Garett Jackson named CFO

Company Reaffirms Second Quarter Guidance

LOUISVILLE, Ky., August 4, 2014 - CafePress Inc. (NASDAQ: PRSS), The World’s Customization Engine®, today announced the retirement of Bob Marino, the company’s Chief Executive Officer and a member of the Board of Directors. Mr. Marino will serve as a consultant to the company through the end of 2014.

Fred E. Durham, III, co-founder will return in the role of CEO effective immediately. Co-founder Maheesh Jain, is also rejoining the company as Chief Marketing Officer.

Durham and Jain co-founded CafePress in 1999 in Durham’s garage in San Leandro, California. Under their leadership, the company was profitable within two years and grew revenue significantly. Durham served as CEO until April of 2011, when he was succeeded by Mr. Marino. Durham has served as a member of the Board of Directors since August 1999.

“Maheesh and I are eager to return to operating roles. As two of CafePress’s largest shareholders, we are committed to implementing strategies that will enhance shareholder value,” said Durham.

“We appreciate Bob Marino’s accomplishments and long service to CafePress and wish him well in his future endeavors,” said Doug Leone, Lead Director of CafePress. “We are delighted that Fred and Maheesh are returning to lead the company through its next stages of growth.”

“I am so very proud of the CafePress management team and could not be more pleased with their development. Together we have grown the company these past nine years and brought millions of amazing products to our customers. I believe the time is right for me to retire from CafePress so that I can focus on starting my own business and devote more time to community service in my home state of Kentucky,” said Marino.

The company also announced that Garett Jackson, current Interim Chief Financial Officer, has been named Chief Financial Officer.

Additionally, the company today reaffirmed its financial guidance for the second quarter 2014 as stated in its earnings press release issued on May 14, 2014.

Management will discuss these developments and financial results for the second quarter during its previously scheduled conference call and webcast on August 12, 2014 at 5:00 p.m. ET. Investors should call 1-888-427-9419 to participate on the live call. A webcast will also be available on CafePress’s investor relations website.

Notice Regarding Forward Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, among other matters, statements regarding the company’s expected financial performance and outlook for the second quarter. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others, changes as a result of management’s further review of our actual results in the second quarter, changes made as a result of the completion of our financial closing procedures for the second quarter, and changes as a result of risks related to our business in general. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on March 31, 2014, and in other reports filed by the company with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The company assumes no obligation to update these forward-looking statements.

About CafePress [PRSS]:

CafePress is The World’s Customization Engine®. Launched in 1999, CafePress empowers individuals, groups, businesses and organizations to create, buy and sell customized and personalized products online using the company’s innovative and proprietary print-on-demand services and e-commerce platform. CafePress’ portfolio of e-commerce websites and companies includes CafePress.com, CanvasOnDemand.com, GreatBigCanvas.com, Imagekind.com, InvitationBox.com and Logosportswear.com. Additionally, CafePress Services drives revenue for corporate partners by providing turnkey, personalized e-commerce solutions. For more information click on www.cafepress.com.

Media Relations:

Sarah Segal

650-655-3039

pr@cafepress.com

Investor Relations:

The Blueshirt Group

Alex Wellins

415-217-5861

alex@blueshirtgroup.com